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                                                                 Exhibit 23.3

                           INDEPENDENT AUDITORS' CONSENT

We consent to the use in the Registration Statement of Procept, Inc. on Form S-4 of our report on Pacific Pharmaceuticals, Inc. dated July 8, 1998, appearing in the Proxy Statement/Prospectus and to the reference to us under the heading "Experts" in the Proxy Statement/Prospectus, which is a part of this Registration Statement.

/s/ DELOITTE & TOUCHE LLP

San Diego, California
December 10, 1999